Exhibit 10.3


VENDOR   Craig Berky                  SHIP   T.J. Jesky
         Interplex Medical LLC        TO     IVPSA Corporation
         25 Whitney Dr. Suite 114
         Milford, OH 45150
         513.248.5120


SHIPPING METHOD            SHIPPING TERMS                 DELIVERY DATE
---------------            --------------                 -------------
      N/A           Submitted invoices net 30 days      November 26, 2007


QTY  ITEM #            DESCRIPTION              JOB   UNIT PRICE   LINE TOTAL
---  ------            -----------              ---   ----------   ----------
 1           Design and Development activities           $25,000      $25,000
             for Avitsian IJ Catheter
             Development Agreement dated
             October 26, 2007

                                                       SUBTOTAL
                                                      SALES TAX
                                                          TOTAL       $25,000

1. Please send two copies of your invoice.

2. Enter this order in accordance with the prices, terms, delivery method, and specifications listed above.

3. Please notify us immediately if you are unable to ship as specified.

4. Send all correspondence to:
   T.J. Jesky
   500 N. Rainbow #300
   Las Vegas, NV 89107
   Phone 702.375.5742

                                       /s/ T. J. Jesky             11/27/2007
                                       --------------------------------------

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